Exhibit 99.2
CONFIDENTIAL AND PROPRIETARY INFORMATION May 2022

SAFE HARBOR STATEMENT

Non-GAAP Financial Measures

To supplement its condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses non-GAAP measures including those indicated below. These non-GAAP measures exclude significant expenses and income that are required by GAAP to be recorded in the Company's consolidated financial statements and are subject to inherent limitations. By providing non-GAAP measures, together with a reconciliation to the most comparable GAAP measure, the Company believes that it is enhancing investors' understanding of the Company's business and results of operations. These measures are not intended to be considered in isolation of, as substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP. The non-GAAP measures presented may be different from the measures used by other companies. The Company urges investors to review the reconciliation of its non-GAAP measures to the most directly comparable GAAP measure, included in the accompanying financial tables.

Cash EBITDA is net income plus asset impairment, estimated lease termination charges and other closing costs, depreciation and amortization, net interest expense, net (gain) loss on disposal of equipment, stock-based compensation, acquisition costs, pre-opening costs, severance, gain on debt forgiveness, gain on bargain purchase, provision (benefit) for income taxes, and a non-cash rent adjustment. Free cash flow is Cash EBITDA less cash paid for property, equipment and leasehold improvements.

Adjusted net income (loss) is net income plus asset impairment, estimated lease termination charges and other closing costs, less gain on debt forgiveness and gain on bargain purchase. Adjusted earnings per diluted share equals adjusted net income (loss) divided by the weighted average shares outstanding, assuming dilution.

Restaurant-level operating margins are equal to net restaurant sales, less restaurant-level food and beverage costs, labor and benefit costs, and operating expenses.

Forward-Looking Statements

Statements in this press release that are not strictly historical, including but not limited to statements regarding the timing of the Company's restaurant openings, the timing of refreshes and the timing or success of refranchising plans, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, which may cause the Company's actual results to differ materially from expected results. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectation will be attained. Factors that could cause actual results to differ materially from the Company's expectation include the impact of the COVID-19 virus pandemic, financial performance, inflation, restaurant industry conditions, execution of restaurant development and construction programs, franchisee performance, changes in local or national economic conditions, availability of financing, governmental approvals and other risks detailed from time to time in the Company's SEC reports.

CONFIDENTIAL AND PROPRIETARY INFORMATION BBQ HOLDINGS WILL BECOME FAMOUS HOSPITALITY Why are we changing our name? • We’re famous and we’ve grown! • We continue to expand our tastebuds with strong brands serving BBQ, American fare, Mexican, breakfast, steaks and pies. • We are a diversified restaurant operator. Why we chose Famous Hospitality? • We strive to provide Famous Hospitality to our guests and franchise communities. • It reflects our acquisition and growth of a diversified portfolio of brands. • These brands share a common theme, with each being built on the entrepreneurial spirit of America with original award - winning recipes and hard - working, proud restaurant teams. • We are innovators! • Dual concepts • Ghost kitchens • Prototype development • Retail products • We maximize synergies as we grow.

CONFIDENTIAL AND PROPRIETARY INFORMATION WHO WE ARE Famous Dave understands what it’s like when the odds are against you. A Native American kid at the bottom half of his high school class, he didn’t have a whole lot of opportunities, but he had dreams and perseverance. His goal: create the best food America ever tasted. BBQ was a passion he caught from his dad, a Southerner working in construction. They always knew where to find the best ribs: the street - corner vendors with their 55 gallon smokers, cooking it up in the tradition of the deep South. After years of learning all he could about BBQ, he opened the first Famous Dave’s in Hayward, WI in 1994, quickly gaining great popularity. In 2020 the company began acquiring other brands in the pursuit of a diversified portfolio to display its passion for hospitality. Our focus is on evolving and elevating the guest experience, maximizing the capacity of each restaurant, and growing both organically and acquisitively. This 50 - year obsession is with one purpose: To delight Guests with the most enjoyable and authentic experience possible. With an entrepreneurial management team and vision in place, yes in the answer, what’s the question?

CONFIDENTIAL AND PROPRIETARY INFORMATION Our strategies have been successful at growing sales and EBITDA. DRIVING TOP AND BOTTOM - LINE GROWTH *A: Actual, PF: Proforma * * * * * * * *

CONFIDENTIAL AND PROPRIETARY INFORMATION We continue to utilize our competencies in operations and marketing, increasing our profitability. General and administrative expense is being leveraged as we grow. DRIVING PROFITABILITY * * * * * * * * *A: Actual

CONFIDENTIAL AND PROPRIETARY INFORMATION PORTFOLIO DIVERSIFICATION We have a variety of brands that continue to diversify our revenue and risk. 2018 2019 2020 2021 12 - MONTH CORPORATE RESTAURANT REVENUE

CONFIDENTIAL AND PROPRIETARY INFORMATION Our Portfolio and Growth 2022 [Q1] 2022 PF 2022 [Q1] 2022 PF 2022 [Q1] 2022 PF 2022 [Q1] 2022 PF 2022 [Q1] 2022 PF 2022 [Q1] 2022 PF 2022 [Q1] 2022 PF 2022 [Q1] 2022 PF 2022 [Q1] 2022 PF 2022 [Q1] 2022 PF Corporate Locations 40 43 22 22 18 18 14 31 2 2 1 1 4 4 7 3 4 104 132 Brick & Mortar 31 33 21 21 17 17 11 11 2 2 1 1 4 4 7 3 4 90 100 Dual Concept 1 1 1 1 1 1 3 3 Ghost Kitchens 8 9 3 20 11 29 Franchise/License Locations 104 105 103 105 4 24 211 234 Brick & Mortar 85 85 103 105 188 190 Dual Concept 1 0 1 Ghost Kitchens 19 19 4 24 23 43 Total 144 148 125 127 18 18 18 55 2 2 1 1 4 4 7 3 4 315 366 Growth Plan Q1: Q3: Q2: Q4: 1 n/a Total: 47 n/a n/a Q1: 1 Q3: 25 Q2: 5 Q4: 3 n/a Q1: Q3: Q2: 1 Q4: New line serve / drive thru and Ghost locations New trendy breakfast prototype Dual concept with new breakfast brand Sell pies in retail, kiosk and other restaurants New line serve locations and CPG’s # Opening Q1: 3 Q3: 1 Q2: 1 Q4: 1 Q1: 1 Q3: 1 Q2: 1 Q4: 2 FAMOUS DAVE’S VILLAGE INN GRANITE CITY BAKERS SQUARE REAL URBAN BBQ TAHOE JOE’S Total Dual Concept with FD’s CPG’s CLARK CREW BBQ BARRIO QUEEN Franchise and Corporate BAR CONCEPTS Corporate

CONFIDENTIAL AND PROPRIETARY INFORMATION Net Restaurant Rev $280 - 290 MM System - wide Sales $675 - 715 MM Cash $20 MM 2022 Cash EBITDA $23 – 25 MM Net Income and Adj. Net Income $12.5 – 15.5 MM Royalty, License and Other Revenue $16.5 - 18.5 MM Bank Debt $25 MM 234 Franchised restaurants in 34 states >63% Franchised NASDAQ: BBQ ~10.5 M Shares Outstanding ~10.6 M Shares Fully Diluted 2022 GUIDANCE NASDAQ: BBQ EPS [Diluted] $1.15 - 1.45 Adjusted EPS [Diluted] $1.15 - 1.45 132 Company - owned locations (including Ghost Kitchens) Corporate: Famous Dave’s 43, Village Inn 22, Granite City’s 18, Bakers Square 31, Barrio Queen 7, Tahoe Joe’s 4, Bar Concepts 4, Real Urban BBQ 2, Clark Crew 1 Free cash flow $13.5 – 15.5 MM Uncertainties and other risks could cause actual results to differ materially from our projections. See our 2021 Form 10 - K, Item 1A for a listing of Risk Factors applicable to BBQ Holdings, Inc.

CONFIDENTIAL AND PROPRIETARY INFORMATION Net Restaurant Rev $290 - 310 MM System - wide Sales $685 - 725 MM Cash EBITDA $25.5 – 27.5 MM Royalty, License and Other Revenue $16.5 - 18.5 MM 234 Franchised restaurants in 34 states >63% Franchised NASDAQ: BBQ ~10.5 M Shares Outstanding ~10.6 M Shares Fully Diluted EPS [Diluted] $1.30 - 1.60 Adjusted EPS [Diluted] $1.30 - 1.60 132 Company - owned locations (including Ghost Kitchens) Free cash flow $15.5 – 17.5 MM 12 - MONTH RUN RATE GUIDANCE* NASDAQ: BBQ Net Income and Adj. Net Income $14.0 – 17.0 MM Corporate: Famous Dave’s 43, Village Inn 22, Granite City’s 18, Bakers Square 31, Barrio Queen 7, Tahoe Joe’s 4, Bar Concepts 4, Real Urban BBQ 2, Clark Crew 1 *Projected results for the next 12 months inclusive of expected results of all completed acquisitions Uncertainties and other risks could cause actual results to differ materially from our projections. See our 2021 Form 10 - K, Item 1A for a listing of Risk Factors applicable to BBQ Holdings, Inc. Cash $20 MM Bank Debt $25 MM

CONFIDENTIAL AND PROPRIETARY INFORMATION • Dual concepts within the Famous Dave’s and Granite City boxes • Ghost kitchens • Virtual brands • Continue to acquire immediately accretive brands which have withstood the test of time • Buy - in franchise units at accretive valuations • Famous Dave’s Line Serve Prototype • Famous Dave’s Line Serve w/ Drive Thru • Village Inn a.m. eatery prototype • Pipeline of new franchisees • Lease or purchase prime second gen restaurant real estate Fill Latent Capacity of Current Boxes Organic Unit Growth M&A THREE PILLARS OF GROWTH

CONFIDENTIAL AND PROPRIETARY INFORMATION FAMOUS DAVE’S

CONFIDENTIAL AND PROPRIETARY INFORMATION FAMOUS DAVE’S OVERVIEW • 31 corporate stores in U.S. generating $83.0 MM in revenue in 2021 • 104 franchise stores in U.S., Canada and UAE generating ~ $235 MM in revenue • Average Corporate Unit Volume (AUV): $2.9 MM • Strong & Consistent Metrics (2021 results) - Food & Beverage Costs 30% - Labor Costs: 29% - Occupancy: 7% • Dual Concepts • Ghost Kitchens • Virtual Brands

CONFIDENTIAL AND PROPRIETARY INFORMATION Tahoe Joe’s Famous Dave’s & Texas T - Bone – Colorado Springs, CO Famous Dave’s & Tahoe Joes - TBD The Company is using its learnings from dual branding with Texas T - Bone. Expectation is to add $800k in additional revenue with 25% flow through when a Famous Dave’s is teamed up with Tahoe Joe’s. Potential for $200k additional EBITDA per location. Famous Dave’s 6,500 sq. ft. boxes were designed to execute at a higher AUV level than its current AUV of $2.9 MM. GROWTH: FILL LATENT CAPACITY Baker Square pies in Famous Dave’s • Live in 3 corporate and 4 franchise locations • Planning rollout to other corporate & franchise locations over Q2 and Q3 of 2022 $5 Burger in Famous Dave’s • Virtual burger concept • 25% flow through Dual Concepts Ghost Kitchen / Virtual Brand

CONFIDENTIAL AND PROPRIETARY INFORMATION Robust Franchisee Pipeline Activity • Increased activity due to take out success over the past 12 months • Multiple franchisees opened new line service concept • Franchisee opened a drive thru concept Active Pipeline of Ghost Kitchen Units • 19 currently open in franchisee restaurants • We continue to leverage in our corporate restaurants as well GROWTH: ORGANIC GROWTH New Franchisees / Ghost Kitchens

CONFIDENTIAL AND PROPRIETARY INFORMATION Quick ‘Que Line Serve Opened Locations: • Las Vegas, NV (franchised) - August 5, 2021 • Coon Rapids, MN (franchised) - October 25, 2021 • South Salt Lake, UT (franchised) – March 7, 2022 – Drive Thru • Grand Forks, ND (franchised) – April 4, 2022 GROWTH: ORGANIC GROWTH

CONFIDENTIAL AND PROPRIETARY INFORMATION 17 • Targeted opening by Q2 2023 (corporate location) – Avondale, AZ • Modular Design Quick ‘Que Drive Thru GROWTH: ORGANIC GROWTH

CONFIDENTIAL AND PROPRIETARY INFORMATION CPG (Consumer Packaged Goods) – Passive Revenue • BBQ receives a 3% licensing fee • 2021 licensing revenue ~$1.5 million • Famous Dave’s has more SKU’s than any other restaurant in retail Expanding CPG Licensing GROWTH: ORGANIC GROWTH

CONFIDENTIAL AND PROPRIETARY INFORMATION VILLAGE INN & BAKERS SQUARE

CONFIDENTIAL AND PROPRIETARY INFORMATION VILLAGE INN OVERVIEW • 21 corporate stores in U.S. generating $34 MM in revenue in 2021 • 108 franchise stores in U.S generating ~ $180 MM in revenue • 80% of franchisee’s have been with the brand for more than 15 years • Average Corporate Unit Volume (AUV): $1.7 MM • Strong & Consistent Metrics (2021 results) - Food & Beverage Costs 25% - Labor Costs: 35% - Occupancy: 8%

CONFIDENTIAL AND PROPRIETARY INFORMATION • Omaha, NE first corporate refresh expected to open in Q3 2022 • Freemont, NE identified as 2 nd location due to building repairs needed. Expected to reopen end of Q2 2022. • 6 - 10 Franchise locations expected to refresh in 2022 • Menu innovation that will add a handful of higher - end choices that play off our pie flavors • Healthy options, such as avocado toast and acai bowls • Keeping the value options available for our core guest New Village Inn Prototype Updates GROWTH: ORGANIC GROWTH

CONFIDENTIAL AND PROPRIETARY INFORMATION GRANITE CITY FOOD & BREWERY

CONFIDENTIAL AND PROPRIETARY INFORMATION GRANITE CITY OVERVIEW • Founded in 1999 • 18 Corporate Stores in U.S. generating $63 MM in revenue in 2021 • Average Unit Volume (AUV): $3.5 MM • 2019 Corporate Store Sales of $75 MM • 20% Liquor Mix • 10% of Revenue in Sunday Brunch Pre - Pandemic • Strong & Consistent Metrics (2021 results) - Food & Beverage Costs 28% - Labor Costs: 34% - Occupancy: 11%

CONFIDENTIAL AND PROPRIETARY INFORMATION GROWTH: FILL LATENT CAPACITY • Granite City kitchens were designed for ~$6 MM annual volume. Pre - covid AUV was $3.9 MM • Dual Concept that has an operating structure with low up - front capital investment. $750K revenue with 30% flow through • Potential for $225K additional EBITDA per location • Opened first unit: March 1, 2022 • 8 locations generated ~$2.3 MM in revenue during 2021 with 35% flow through • 1 additional location opened in April 2022 Village Inn & Granite City Dual Concept Famous Dave’s Ghost Kitchens

CONFIDENTIAL AND PROPRIETARY INFORMATION BARRIO QUEEN

CONFIDENTIAL AND PROPRIETARY INFORMATION • 7 Corporate Stores in U.S. generating $35.0 MM in revenue in 2021 • 1 additional Corporate Stores to open Q1 2023 • Concept has franchising potential – 19% Restaurant - level margin • Average Corporate Unit Volume (AUV): $5.0 MM • Over 27% liquor mix • Average cash - on - cash return of 63% based on first 7 units ($950K restaurant - level profit/$1.5 MM buildout) BARRIO QUEEN OVERVIEW

CONFIDENTIAL AND PROPRIETARY INFORMATION BAR CONCEPTS FOX & HOUND and CRAFT REPUBLIC

CONFIDENTIAL AND PROPRIETARY INFORMATION BAR CONCEPTS OVERVIEW • 3 Corporate Stores in U.S. generating $8.5 MM in revenue in 2021 • 2 brands: Craft Republic, Fox & Hound • Average Corporate Unit Volume (AUV): $2.8 MM • Over 50% liquor mix

CONFIDENTIAL AND PROPRIETARY INFORMATION TARGET M&A

CONFIDENTIAL AND PROPRIETARY INFORMATION VISION TO BUILD A DIVERSE PORTFOLIO OF ESTABLISHED FOOD AND BEVERAGE CONCEPTS Some aspects of what we look for: • Legacy brands that have stood the test of time • Franchise systems with growth potential • Potential for CPG sold in retail • Utilize expertise in digital marketing to attract new customers • Accretive acquisitions (~3 - 5x EBITDA) that fold into our current infrastructure Recent M&A: • Granite City purchased March 2020 • Real Urban purchased March 2020 • Village Inn and Bakers Square purchased July 2021 • Tahoe Joe’s purchased October 2021 • Bar concepts purchased March 2022 • Barrio Queen purchased April 2022 We are currently analyzing additional opportunities.

CONFIDENTIAL AND PROPRIETARY INFORMATION INVESTMENT SUMMARY Currently >66% franchised Delivering profitable growth through operational improvement, opportunistic acquisitions, and plan to expand corporate owned and/or franchisee unit count Fully aligned, seasoned management team dedicated to creating shareholder value. Leverage structural synergies with existing infrastructure to add new concepts driving EBITDA. Always searching for new and economical ways for our customers to experience our food on demand. Intuitive and industry leading Digital Marketing Team. Huge growth potential with laser focus on growing high margin recurring royalty stream with newly developed Famous Dave’s small box with best - in - class unit - level economics. Very high flow through dual concepts. Robust M&A pipeline.

CONFIDENTIAL AND PROPRIETARY INFORMATION CASH EBITDA AND FREE CASH FLOW RECONCILIATION BBQ Holdings, Inc. and Subsidiaries Non - GAAP Reconciliation Cash EBITDA and Free Cash Flow (dollars in thousands) January 2, 2022 January 3, 2021 Net income $24,368 $4,267 Asset impairment and estimated lease termination charges and other closing costs $116 $5,683 Depreciation and amortization $7,395 $5,121 Interest expense, net $405 $651 Net (gain) loss on disposal of equipment ($979) ($1,810) Stock-based compensation $1,268 $939 Acquisition costs $925 ($105) Pre-opening costs $204 $10 Severance $0 $86 Gain on debt forgiveness ($14,109) $0 Gain on bargain price ($2,995) ($13,246) Provision for income taxes $661 ($2,837) Non Cash Rent $191 $2,189 Cash EBITDA $17,450 $948 Less cash paid for property, equipment and leasehold improvements ($3,826) ($3,499) Free cash flow $13,624 ($2,551) Year Ended

CONFIDENTIAL AND PROPRIETARY INFORMATION ADJUSTED NET INCOME AND EARNINGS PER DILUTED SHARE BBQ Holdings, Inc. and Subsidiaries Non - GAAP Reconciliation Adjusted Net Income and Earnings per Diluted Share (dollars & shares in thousands, except per share data) January 2, 2022 January 3, 2021 Net income (loss) attributable to shareholders $24,021 $4,947 Asset impairment and estimated lease termination charges and other closing costs $116 $5,683 Gain on debt forgiveness ($14,109) $0 Gain on bargain price ($2,995) ($13,246) Adjusted net income (loss) $7,033 ($2,616) Weighted average shares outstanding - diluted 9,922 9,155 Adjusted earnings (loss) per diluted share $0.71 ($0.29) Year Ended

CONFIDENTIAL AND PROPRIETARY INFORMATION 12701 Whitewater Drive • Suite 100 • Minnetonka, MN 55343 Phone: 952 - 294 - 1300 • Website: bbq - holdings.com • E - mail: InvestorRelations@BBQ - Holdings.com